                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549


                                 FORM 8-K/A-1


              Current Report Pursuant to Section 13 or 15 (d) of
                      The Securities Exchange Act of 1934


                       Date of Report: October 30, 1996



                                VIEW TECH, INC.
          (Exact name of the registrant as specified in its charter)


       CALIFORNIA                   0-25940             77-0312442
(State or other jurisdiction      (Commission           (IRS Employer
of Incorporation)                 File Number)          I.D. Number)


950 FLYNN ROAD, CAMARILLO, CALIFORNIA                      93012
(Address of principal executive offices)                (Zip Code)


                                 (805) 482-8277
                         Registrant's telephone number,
                              including area code


                                      N/A
          (Former name or former address, if changed from last report)

ITEM 7.   FINANCIAL STATEMENTS                                  Page Number
                                                                -----------
    (a)   Historical Financial Statements

          Unaudited Balance Sheet as of December 31, 1995            3

          Unaudited Statement of Income for the Seven-months
           Ended December 31, 1995                                   4

          Unaudited Statement of Cash Flows from May 1, 1995 to
           December 31, 1995                                         5

          Notes to Unaudited Financial Statements                    6

          Unaudited Balance Sheet at June 30, 1996                   7

          Unaudited Statement of Income for the Six Months
           Ended June 30, 1996                                       8

          Unaudited Statement of Cash Flows for the Six Months
           Ended June 30, 1996                                       9

    (b)   Unaudited Pro Forma Condensed Combined Financial Data

          Unaudited Pro Forma Condensed Combined Balance Sheet
           at June 30, 1996                                          10

          Unaudited Pro Forma Condensed Combined Statement of
           Operations for the year ended June 30, 1996               11

          Notes to Unaudited Pro Forma Condensed Combined
           Financial Statements                                      12

                                GROUPNET, INC.
                                BALANCE SHEETS
                               DECEMBER 31, 1995
                                   UNAUDITED

                                    ASSETS

Current Assets:

        Cash.................................................................   $ 14,259

        Accounts receivable (net of allowance of -0-)........................    137,761

        Inventory............................................................     43,919

        Other current assets.................................................      6,632
                                                                                --------
                Total Current Assets.........................................    202,571

Property and equipment, net..................................................     54,446

Other assets.................................................................      1,921
                                                                                --------
                                                                                $258,938
                                                                                ========

                     LIABILITIES AND STOCKHOLDER'S EQUITY

Current Liabilities:

        Accounts payable.....................................................   $149,214

        Deferred Revenue.....................................................     10,542

        Other current liabilities............................................     11,673
                                                                                --------
                Total Current Liabilities....................................    171,429
                                                                                --------
Long Term Liabilities........................................................     78,097
                                                                                --------
Common Stock.................................................................      5,000

Retained earnings............................................................      4,412
                                                                                --------

                Total Stockholder's Equity...................................      9,412
                                                                                --------
                                                                                $258,938
                                                                                ========

  The accompanying notes are an integral part of these financial statements.

                                 GROUPNET, INC.
                              STATEMENT OF INCOME
               FROM MAY 1, 1995 (INCEPTION) TO DECEMBER 31, 1995
                                   UNAUDITED


Revenues...........................................................................     $391,502

Cost of revenues...................................................................      266,903
                                                                                        --------
Gross profit.......................................................................      124,599
                                                                                        --------
Selling, general and administrative expenses.......................................      120,187
                                                                                        --------
Net income.........................................................................     $  4,412
                                                                                        ========

  The accompanying notes are an integral part of these financial statements.

                                 GROUPNET, INC.
                            STATEMENT OF CASH FLOWS
               FROM MAY 1, 1995 (INCEPTION) TO DECEMBER 31, 1995

Cash flows from operating activities
        Net income.............................................................................         $   4,412
Non-cash items included in net income:
                Depreciation...................................................................             9,819
        Changes in:
                Accounts receivable............................................................          (136,316)
                Inventory......................................................................           (43,919)
                Other current assets...........................................................            (9,998)
                Accounts payable and accrued expenses..........................................           171,428
                                                                                                        ---------
                        Total Adjustments......................................................            (8,986)
                                                                                                        ---------
        Net cash used in operating activities..................................................            (4,574)
                                                                                                        ---------


Cash flows from investing activities:
        Purchases of property and equipment....................................................           (64,265)
                                                                                                        ---------
Cash flows from financing activities:
        Borrowings from banks and others.......................................................            81,443
        Repayments of borrowings...............................................................            (3,345)
        Proceeds from sale of common stock.....................................................             5,000
                                                                                                        ---------
        Net cash provided by financing activities..............................................            83,098
                                                                                                        ---------
Net increase in cash and cash equivalents......................................................            14,259

Cash and cash equivalents, beginning of period.................................................                 0
                                                                                                        ---------
Cash and cash equivalents, end of period.......................................................         $  14,259
                                                                                                        =========

  The accompanying notes are an integral part of these financial statements.

                                GROUPNET, INC.
                         NOTES TO FINANCIAL STATEMENTS
               FROM MAY 1, 1995 (INCEPTION) TO DECEMBER 31, 1995

                                   Unaudited

NOTE 1 - BUSINESS ACTIVITIES:
     The Company sells, installs and services video conferencing equipment to financial markets in the New England area. The Company is organized as an S Corporation (Small Business Corporation) under the applicable laws of the Commonwealth of Massachusetts.


NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

     CASH AND CASH EQUIVALENTS: Cash and cash equivalents consist of cash and short term investments in highly liquid instruments such as certificates of deposit and time deposits which generally mature within three months.

     BASIS OF ACCOUNTING: Assets and liabilities, revenues and expenses, are recognized on the accrual method of accounting. Product service contract revenue is recognized over the length of the service contract, commencing in the month of installation. The remaining revenue is recorded as deferred revenue until the revenue is recognized.

     INVENTORY: Inventory consists of materials and parts used in the above mentioned activities and is valued at the lower of cost (determined by the first-in, first-out method) or market.

     DEPRECIATION: Depreciation is computed using the straight-line method over the estimated useful life of the asset. The costs of maintenance and repairs is charged to expenses as incurred, whereas significant improvements are capitalized.

     ACCOUNTS RECEIVABLE: Accounts receivable are recorded at their net realizable value. No allowance for bad debts has been provided as all accounts receivable are considered collectible.


NOTE 3 - NOTES PAYABLE:
     Notes payable consist of the following:

        Note Payable - AT & T Capital, $115.98 per month,
        interest and principal, secured by equipment                                            $ 2,926

        Note Payable - Cape Cod Bank & Trust, $575.94 per
        month, interest and principal, secured by
        motor vehicle                                                                            28,148

        Note Payable - SEED Corp, $595.24 principal per
        month plus accrued interest, secured by assets
        of the stockholder                                                                       47,024
                                                                                                -------
                                                TOTAL                                            78,098
                                                                                                =======


                                GROUPNET, INC.
                                BALANCE SHEETS
                                 JUNE 30, 1996
                                   UNAUDITED

                         ASSETS

Current Assets:
        Cash and cash equivalents..............................................................         $  1,182
        Accounts receivable (net allowance of $0)..............................................          450,885
        Other current assets...................................................................            5,756
                                                                                                        --------
                Total Current Assets...........................................................          457,823
Property and equipment, net....................................................................           56,436
Other assets...................................................................................            2,690
                                                                                                        --------
                                                                                                        $516,949
                                                                                                        ========



                     LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities:
        Accounts payable.......................................................................         $296,638
        Note payable...........................................................................           12,500
        Other current liabilities..............................................................           93,153
                                                                                                        --------
                Total Current Liabilities......................................................          402,291
                                                                                                        --------
Long-Term Liabilities..........................................................................           59,715
                                                                                                        --------
Stockholders' Equity:
        Common Stock; no par value.............................................................            5,000
                authorized - 200,000 shares
                outstanding - 10,000 shares
        Retained earnings......................................................................           49,943
                                                                                                        --------
                                                                                                          54,943
                                                                                                        --------
                                                                                                        $516,949
                                                                                                        ========


                                GROUPNET, INC.
                              STATEMENT OF INCOME
                        SIX MONTHS ENDED JUNE 30, 1996
                                   UNAUDITED

Revenues........................................................................        $743,031

Cost of Revenues................................................................         518,114
                                                                                        --------
Gross Profit....................................................................         224,917
                                                                                        --------
Selling, general and administrative expenses....................................         158,386
                                                                                        --------
Income from Operations..........................................................          66,531
                                                                                        --------
Net Income......................................................................        $ 66,531
                                                                                        ========

                                 GROUPNET, INC.
                            STATEMENT OF CASH FLOWS
                         SIX MONTHS ENDED JUNE 30, 1996
                                   UNAUDITED

Cash flows from operating activities:

        Net income..................................................................    $  66,531

        Adjustments to reconcile net income to
        net cash from operating activities

                Depreciation and amortization.......................................        5,133


        Changes in assets and liabilities:

                Accounts receivable.................................................     (314,569)

                Inventory...........................................................       43,919

                Other current assets................................................        1,552

                Accounts payable....................................................      147,424

                Other accrued liabilities...........................................       70,770
                                                                                        ---------
                        Net cash provided by operating activities...................       20,760
                                                                                        ---------

Cash flows from investing activity:

        Purchase of property and equipment..........................................       (6,954)
                                                                                        ---------

Cash flows from financing activities:

        Repayment of long-term debt.................................................       (5,883)

        S Corp distributions........................................................      (21,000)
                                                                                        ---------
                Net cash used by financing activities...............................      (26,883)


Net decrease in cash................................................................      (13,077)

Cash and cash equivalents, beginning of year........................................       14,259
                                                                                        ---------
Cash and cash equivalents, end of period............................................    $   1,182
                                                                                        =========

Supplemental disclosures:

        Operating activities reflect:

                Interest paid.......................................................    $   3,826
                                                                                        =========
                Income taxes paid...................................................    $       0
                                                                                        =========


                                VIEW TECH, INC.
                   PRO FORMA CONDENSED COMBINED BALANCE SHEET
                                 JUNE 30, 1996
                                  (UNAUDITED)

                                                                                 Pro Forma             Pro Forma
                                                   View Tech      GroupNet      Adjustments            Combined
                                                   ----------     ---------     ------------          ----------

ASSETS:

Current Assets:
    Cash and cash equivalents                      $1,463,199      $  1,182     $ (110,000) (3)       $ 1,354,381
    Accounts receivable, net                        4,720,262       450,885             --              5,171,147
    Inventory                                       1,104,577            --             --              1,104,577
    Other current assets                              709,671         5,756             --                715,427
                                                   ----------      --------     -----------           -----------

      Total Current Assets                          7,997,709       457,823       (110,000)             8,345,532

Property and equipment, net                           820,411        56,436             --                876,847
Deferred charge - goodwill                                                       1,325,057  (3)         1,325,057
Other assets                                           31,001         2,690             --                 33,691
                                                   ----------      --------    -----------            -----------

                                                   $8,849,121      $516,949    $ 1,215,057            $10,581,127
                                                   ==========      ========    ===========            ===========

LIABILITIES AND STOCKHOLDERS' EQUITY:

Current Liabilities:
    Accounts payable                               $3,254,527      $296,638    $       --             $3,551,165
    Notes payable                                          --        12,500       220,000  (3)           232,500
    Other current liabilities                         501,406        93,153            --                594,559
                                                   ----------      --------    ----------             ----------

      Total Current Liabilities                     3,755,933       402,291       220,000              4,378,224
                                                   ----------      --------    ----------             ----------

  Long-term liabilities                               242,283        59,715            --                301,998
                                                   ----------      --------    ----------             ----------

Stockholders' Equity:
    Common stock, par value $.01                       28,902         5,000        (3,500) (2)(3)         30,402
    Paid-in capital                                 5,253,234            --     1,048,500  (2)(3)      6,301,734
    Shareholder distributions                              --       (21,000)       21,000  (2)                --
    Retained earnings, (deficit)                     (431,231)       70,943       (70,943) (2)          (431,231)
                                                   ----------      --------    ----------            -----------
                                                    4,850,905        54,943       995,057              5,900,905
                                                   ----------      --------    ----------            -----------
                                                   $8,849,121      $516,949    $1,215,057            $10,581,127
                                                   ==========      ========    ==========            ===========


        See notes to pro forma condensed combined financial statements.

                                VIEW TECH, INC.
              PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                                  (UNAUDITED)


                                                                                Year Ended June 30, 1996(1)
                                                                         ---------------------------------------
                                                                                                 Pro Forma
                                                             View Tech          GroupNet        Adjustments          Combined
                                                             ---------          --------        -----------          --------
Revenues                                                     $13,346,103        $1,134,533      $        --          $14,480,636

Cost of Revenues                                               9,042,922           783,707               --            9,826,629
                                                             -----------        ----------                           -----------

Gross Profit                                                   4,303,181           350,826               --            4,654,007
                                                             -----------        ----------      -----------          -----------

Operating Expenses:
  Selling expenses                                             1,706,626           167,770           88,337  (3)       1,874,396
  General and administrative expenses                          3,491,509           106,955               --            3,686,801
                                                             -----------        ----------      -----------          -----------

Income (Loss) from Operations                                   (894,954)           76,101           88,337             (907,190)

Other Income                                                    (153,222)               --               --             (153,222)
                                                             -----------        ----------      -----------          -----------

Income (Loss) Before Income Taxes                             (1,048,176)           76,101           88,337            1,060,412

Provision for Income Taxes (5)                                   352,116           (30,440)          35,335  (3)         357,010
                                                             -----------        ----------      -----------          -----------

Net Income (Loss)                                            $  (696,060)       $   45,661           53,002          $  (703,402)
                                                             ===========        ==========      ===========          ===========

Earnings (Loss) Per Share                                    $     (0.24)                                            $     (0.23)
                                                             ===========                                             ===========

Weighted Average
Shares Outstanding (4)                                         2,870,242                                               3,020,242
                                                             ===========                                             ===========



        See notes to pro forma condensed combined financial statements.

                                VIEW TECH, INC.
           NOTES TO PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS
                                  (UNAUDITED)

1.   FISCAL PERIODS

     The pro forma data presented herein is derived from the audited balance sheet and statement of operations of View Tech as of June 30, 1996 and for the year then ended, and the unaudited balance sheet and statement of operations of GroupNet, Inc. ("GroupNet") as of June 30, 1996 and for the recasted twelve months ended June 30, 1996 to conform to View Tech's year end. GroupNet's actual year end is December 31. View Tech acquired GroupNet, effective August 30, 1996 and completed the transaction on September 27, 1996. The acquisition was accounted for by View Tech utilizing purchase accounting.

2.   STOCKHOLDERS' EQUITY

     The proforma adjustments to common stock, paid in capital and shareholder distributions as of June 30, 1996 reflect the elimination of equity accounts for GroupNet as a result of applying purchase accounting and issuance of 150,000 shares of View Tech common stock valued at $7.00 in connection with the acquisition.

3.   ACQUSITION PRICE AND GOODWILL

     The pro forma adjustments shown in the accompanying balance sheet and statement of operations as of June 30, 1996 and for the year then ended include the effects of the following: (a) the issuance of 150,000 shares of View Tech common stock valued at $7.00 per share, or $1,050,000, payment of $110,000 in cash and the issuance of a promissory note for $220,000 for the net assets of GroupNet, (b) the recording of goodwill of $1,325,057 and (c) the amortization of goodwill of $88,337 and the tax effect of such amortization for the year ended June 30, 1996. The total goodwill recognized of $1,325,057 resulting from the acquisition of GroupNet will be amortized on a straight line basis over 15 years.

4.   WEIGHTED AVERAGE SHARES OUTSTANDING

     The weighted average number of shares shown in the statement of operations for the fiscal year ended June 30, 1996 includes the actual weighted average shares outstanding for View Tech as of June 30, 1996 and the 150,000 shares of View Tech common stock issued in connection with the acquisition of GroupNet.

5.   INCOME TAXES

     GroupNet was an S Corporation and as such GroupNet was generally not subject to federal income taxes. Instead the sole stockholder was taxed on his respective share of GroupNet income at the stockholders individual federal and state income tax rates. Accordingly, there was no provision for federal income taxes recorded by GroupNet for the twelve months ended June 30, 1996. The operating results for the twelve months ended June 30, 1996 includes a pro forma provision for income taxes to reflect income taxes as if GroupNet has been taxed as a C corporation during such period, assuming an effective combined rate of 40%.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

VIEW TECH, INC.



BY:  /s/ William M. McKay
     ------------------------------------------
     William M. McKay
     Chief Financial Officer